Rule 482 ad
                                                                    Rule 497(e)
                                                   File Nos. 2-10653 and 811-82



[Television commercial. Video of fencers sparring and having a conversation:]
[Fencer one states:] My mutual funds are in bad shape these days.
[Fencer two states:] My Fund's been hit recently but long-term it has performed well.
[Video supers and dissolves]
[Title slide reading:] CGM Focus Fund Managed by Ken Heebner
[Title slide supers and dissolves into video of fencers sparring.]
[Fencer one states:] How's that possible in a market like this?
[Fencer two states:] My Fund is flexibly managed. For a while, it profited from selling tech stocks short. Now it's long on a small number of sectors that look promising.
[Fencer one states:] Just how good is this CGM Focus Fund?
[Video dissolves and a title slide supers and is held that reads:] CGM
Focus Fund One-Year Total Return 28.1% (7/1/01-6/30/02)
[In smaller type below (with larger numbers):] 28.1% and 22.1% are the average annual total returns for CGM Focus Fund for the one year period ended 6/30/02 and from inception on 9/3/97 through 6/30/02. The
Fund's adviser agreed to limit the Fund's operating expenses through 12/31/01. Otherwise the total return would have been lower.
[Fencer two states:] It's up 28% over the 12 months through June 30th. [Title slide supers and dissolves into video of fencers sparring.]
[Fencer one states:] Maybe I should get into that.
[Fencer two states:] My point exactly.
[Video dissolves and the final slide supers; a line drawing of a fencer in a box with a black and white striped background (logo) appears; to the right of the logo is the following text:]
CGM Focus Fund 1-800-CGM-INFO [in large type and the following disclosure in smaller type:]
This information represents past performance, which is no guarantee of future results. The investment return and principal value of shares will fluctuate and you may have a gain or loss when you sell your shares. For a prospectus containing more complete information, including management fees and expenses, call toll-free. Read it carefully before you invest or send money.
[Voice reads:] For a prospectus, call 1-800-CGM-INFO.
[Commercial ends.]